Exhibit 32.2

CERTIFICATION

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002,

     In connection with the Quarterly Report of Scope Industries (the “Company”) on Form 10-Q for the quarter ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric M. Iwafuchi, Chief Financial Officer of the Company, certify, pursuant to 18, U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, and for, the periods presented in this Report.

Dated: February 12, 2004
/s/ ERIC M. IWAFUCHI

Eric M. Iwafuchi
Vice President, Chief Financial Officer and Secretary

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